Events after the reporting period	12 Months Ended
Dec. 31, 2023
Disclosure Of Events After Reporting Period [Abstract]
Events after the reporting period
Note 31. Events after the reporting period

The Group has evaluated events occurring between January 1, 2024, and the date of authorization of the financial statements. The following significant events were identified:

Restatement of Financial Statements

In November 2023, the Audit Committee of Procaps Group S.A. engaged Greenberg Traurig to investigate matters that could have an impact on the financial statements. This investigation was carried out by KPMG, which issued its report on January 31, 2025.

These illegal acts included improper revenue recognition, manipulation of various types of expenses across reporting periods, incorrect valuation of certain assets (e.g., accounts receivable and inventory), brand sales lacking underlying commercial substance, unrecorded related-party debts, and undisclosed related-party transactions. As a result, the 2022 and 2021 financial statements were restated to reflect the necessary adjustments as described in the Note 4. Independent Investigation and Restatement.

Changes in Board of Directors and Senior Manager

Since January 2024 and up to the publication date of this report, the Senior Management has undergone several changes

On January 29, 2025, the Board of Directors appointed Ms. Melissa Angelini and Dr. Camilo Camacho as the Company’s Interim Co-Chief Executive Officers (and principal executive officers), Ms. Angelini and Dr. Camacho succeed Mr. Jose Antonio Vieira, who notified the Board on January 28, 2025 of his resignation as Chief Executive Officer of the Company.

On July 25, 2025, the Board of Directors make the decisions to relieved Mr. Camilo Camacho duties as Interim Co-Chief Executive Officer of the Company and appointed Mr. Luis Palacios as Chief Commercial Officer.

Financial Restructuring

In 2024, following the unification mentioned earlier in Q3 2023, the Club Deal and BTG contracts had payment commitments, of which those corresponding to Q1 and Q2 were fulfilled. However, in Q3 2024, the Group faced an unfavorable liquidity situation that resulted in non-payment. In response, a debt renegotiation process was initiated, categorizing the debts as follows:

•Categories 1, 2, and 3 comprise the so-called financial debt, amounting to approximately USD 30 million. The restructuring of this debt was finalized in December 2024, with payment commitments as follows: monthly installments during 2026 (Category 1); a single payment in December 2025 (Category 2); and principal repayment during 2026 with monthly interest payments from January 2025 through December 2026 (Category 3). It is important to note that these debt instruments are not subject to any covenant requirement.

•Category 4 represents the largest loans, totaling approximately USD190 million, to be repaid as follows: principal between 2028 and 2029, and interest starting in January 2027 at a defined rate. Negotiations on this debt continued
until April 2025. Therefore, during 2024 and until the new contract was signed, financial and non-financial commitments remained in place, including the timely issuance of financial statements, which, not having been submitted, are considered in default. However, through Forbearance Agreements signed in 2024 and their amendments, the financial institutions agreed to refrain from exercising their right to demand immediate repayment due to these defaults. Toward the end of 2024, a negotiation with shareholders resulted in a USD40 million loan from Hoche Partners, which was established as convertible into shares and approved by the Board of Directors. In April 2025, negotiations were concluded regarding the NPA, obligations with BTG (both in COP and USD), and the Club Deal. These negotiations resulted in new interest rates, new amortization schedules, and increased guarantees. Key conditions agreed upon include:

•Unpaid interest from August 2024 to April 2025, totaling approximately USD15 million, was not paid in cash but in shares, which are included in the total package of issued shares (2,191,041,129 shares).
•From April 2025 to December 31, 2026, banks will not charge interest (Rate: 0%).
•From January 1, 2024, and for the duration of the loans, new interest rates were agreed upon, which differ from the originally established rates.

For 2026, this renegotiation did not involve the establishment of financial ratios as the previous ones but rather certain quarterly EBITDA levels were agreed. In accordance with the financial covenants established with lending institutions, the Company has committed to maintaining specific EBITDA levels for the fiscal year 2026. Based on the current financial projections, the Company is on track to meet these agreed-upon EBITDA thresholds. These projections reflect a stable operational performance and continued cost discipline, supporting the Company’s ability to comply with its debt obligations and maintain a healthy financial position.

Starting in March 2027, the covenant commitments for Category 4 include:

•Leverage ratio (Total Consolidated Debt / EBITDA), starting at 5.00:1 in March 2027 and gradually decreasing to 3.50:1 by December 2029.
•Interest coverage ratio (Consolidated EBITDA / Consolidated Interest Expense), starting at 2.00:1 in March 2027 and gradually increasing to 2.50:1 by September 2028 and for each fiscal quarter-end thereafter.

Private capital raise

In addition, as part of the transformation process, there was a privatre capital raise of $130 million. The private capital raise, comprised of a $90 million private placement of ordinary shares of Procaps and the issuance of $40 million in secured convertible notes during the end of 2024 and conversion of such notes into ordinary shares of Procaps, was secured from Chemo Project S.A., Becaril S.A., Flying FishVentures L.P., Saint Thomas Commercial S.A., Santana S.A., Hoche Partners Pharma Holding S.A. and other investors. Together, these shareholders now hold approximately 90% of the Company.

On March 24, 2025, the Board of Directors approved (i) the issuance, through a private offering of ordinary shares of the Company to “accredited investors” n an aggregate subscription amount of $90 million and (ii) the amendment to the previously announced Secured Convertible Note Subscription Agreement (the “Original NSA”) dated November 29, 2024, by and between the Company and Hoche Partners Pharma Holdings S.A., pursuant to which the Company issued that certain Secured Convertible Note to Hoche on November 29, 2024, in the principal amount of $20 million (the “First Note”), and that certain Secured Convertible Note to Hoche on December 27, 2024, in the principal amount of $20 million (the “Second Note”) and jointly with the First Note, the “Secured Convertible Notes”).

On April 9, 2025 the Company issued (i) 1,425,629,653 Ordinary Shares to the investors in the Equity Raise, (ii) 633,613,175 Ordinary Shares to the holders of the Secured Convertible Notes upon conversion thereof, (iii) Warrants in an aggregate “face amount” of $10 million to the holders of the Secured Convertible Notes upon conversion thereof, and (iv) 131,798,311 Ordinary Shares to certain of the Senior Secured Creditors.
Legal Agreement with Family Group

Since the matters identified in the investigation (refer to number 1 above) involved transactions with Group entities and related parties, the benefits and consequences were generated for, or affected, its owners. On November 29, 2024, a Master Termination and Release Agreement was signed between the Minski Family and Procaps Group S.A. Through this document, the Parties irrevocably agreed to the full extinguishment of the Terminated Obligations and acknowledged and agreed that the Terminated Obligations shall have no further force or effect. Accordingly, each member of the Family Group, individually and on behalf of their respective Affiliates, releases Procaps Group from all the Terminated Obligations.